 SUMMARY PROSPECTUS

 APRIL 30, 2026

 SEASONS SERIES TRUST

 SA MULTI-MANAGED LARGE CAP VALUE PORTFOLIO

 (CLASS 1, CLASS 2 AND CLASS 3 SHARES)

Seasons Series Trust’s Statutory Prospectus and Statement of Additional Information, each dated April 30, 2026, as amended and supplemented from time to time, and the most recent annual and semi-annual shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain life insurance companies and to other mutual funds. This Summary Prospectus is not intended for use by other investors.

Before you invest, you may want to review Seasons Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://venerable.onlineprospectus.net/funds/sast_sst/. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@corebridgefinancial.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.79%	0.79%	0.79%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.87%	1.02%	1.12%
Fee Waivers and/or Expense Reimbursements[1]	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.85%	1.00%	1.10%
[1]

Pursuant to a Master Advisory Fee Waiver Agreement, SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica is equal to 0.78% of the Portfolio’s average daily net assets on the first $250 million, 0.73% of the Portfolio’s average daily net assets on the next $250 million, and 0.68% of the Portfolio’s average daily net assets over $500 million. The Master Advisory Fee Waiver Agreement may be modified or discontinued prior to July 31, 2027 only with the approval of the Board of Trustees of Seasons Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class 1	$87	$276	$480	$1,071
Class 2	102	323	561	1,246
Class 3	112	354	615	1,361

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of net assets in equity securities of large companies selected through a value strategy. Large-cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of February 28, 2026, the market capitalization range of the companies in the Russell 1000® Index was between approximately $1.1 billion and $4.3 trillion.

The Portfolio may also invest in equity securities of medium-capitalization companies, foreign securities (up to 30%) and short-term investments (up to 20%). The Portfolio may also invest in real estate investment trusts (“REITs”), which it considers to be equity securities and are included in the Portfolio’s 80% investment policy to the extent the REIT issuer is a large-cap company.

The Portfolio may, from time to time, have large allocations to certain broad market sectors, such as financials and healthcare, particularly when the Russell 1000® Index reflects increased exposure to a particular sector.

The Portfolio is actively managed by two subadvisers and, to balance the risks of the Portfolio, a portion of the Portfolio is passively managed by a third subadviser. The passively managed portion of the Portfolio invests in all or substantially all of the stocks included in the S&P 500® Value Index (the “Index”), a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. The subadviser may also invest the Portfolio’s assets in investments with economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference.

Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Portfolio.

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Value Investing Risk. When investing in securities which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a stock judged to be undervalued may actually be appropriately priced.

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Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.

REITs Risk. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code of 1986, as amended, requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. The Portfolio will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the Portfolio.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.

Index Risk. The passively-managed index portion of the Portfolio generally will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively-managed mutual fund.

Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.

Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism, sanctions and other armed conflicts; trade wars and similar conflicts; disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rates

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and price fluctuations; and other conditions or events. In addition, the adviser’s or a subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the S&P 500® Value Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective April 30, 2026, Federated MDTA LLC (“Federated”) replaced American Century Investment Management, Inc. (“American Century”) as one of the subadvisers to the actively managed portion of the Portfolio. American Century served as a subadviser to the Portfolio from October 26, 2015 to April 29, 2026. BlackRock Investment Management, LLC (“BlackRock”) assumed subadvisory duties of the passively managed portion of the Portfolio effective April 30, 2025. Prior to that, SunAmerica managed that portion of the Portfolio.

(Class 1 Shares)

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
15.03%
14.34%
-9.72%
28.74%
1.45%
23.95%
-3.43%
12.75%
10.66%
12.99%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:

Highest Quarterly Return:	December 31, 2020	14.37%
Lowest Quarterly Return:	March 31, 2020	-25.55%
Year to Date Most Recent Quarter:	March 31, 2026	0.00%

Average Annual Total Returns (For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Class 1 Shares	12.99%	11.03%	10.10%
Class 2 Shares	12.81%	10.84%	9.93%
Class 3 Shares	12.67%	10.73%	9.82%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
S&P 500® Value Index (reflects no deduction for fees, expenses or taxes)	13.19%	12.96%	11.73%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

The Portfolio is subadvised by BlackRock, Federated and Wellington Management Company LLP (“Wellington Management”). The portfolio managers are noted below.

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
BlackRock
Jennifer Hsui, CFA Managing Director	2025
Peter Sietsema, CFA Director	2025
Matt Waldron, CFA Managing Director	2025
Steven White Director	2025
Federated
Daniel J. Mahr, CFA	2026
Damien Zhang, CFA	2026
Fredrick L. Konopka, CFA	2026
John Paul Lewicke	2026
Wellington Management
Adam H. Illfelder, CFA Senior Managing Director and Equity Portfolio Manager	2019

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and SunAmerica Series Trust. Shares of the

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Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of the Portfolio’s shares.

Tax Information

The Portfolio will not be subject to U.S. federal income tax so long as it qualifies as a regulated investment company and distributes its income and gains each year to its shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and SunAmerica Series Trust. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments

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CSP-812546513_521_885.9 (5/26)